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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)   JULY 18, 2000
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                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       333-33397                                         41-1724239
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(Commission File Number)                       (IRS Employer Identification No.)


1221 NICOLLET MALL, SUITE 700 MINNEAPOLIS, MN                              55403
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(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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On July 18, 2000, NRG Energy, Inc., a majority owned subsidiary of Northern
States Power Company, reported its financial results for the quarter and six months ended June 30, 2000. The press release reporting the company's financial results is filed with this Form 8-K as Exhibit 99.10 See "Item 7.
Exhibits."



Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.              Description

99.10                    Press release issued July 18, 2000 of NRG Energy, Inc.



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NRG Energy, Inc
                                         (Registrant)



                                         By /s/      Leonard A. Bluhm
                                            ---------------------------
                                             Leonard A. Bluhm
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)



Dated:  July 18, 2000
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